© Atkore First Quarter 2024 Earnings Presentation and Business Update February 1, 2024

2© Atkore This presentation is provided for general informational purposes only and it does not include every item which may be of interest, nor does it purport to present full and fair disclosure with respect to Atkore Inc. (the “Company” or “Atkore”) or its operational and financial information. Atkore expressly disclaims any current intention to update any forward-looking statements contained in this presentation as a result of new information or future events or developments or otherwise, except as required by federal securities laws. This presentation is not a prospectus and is not an offer to sell securities. This presentation contains forward-looking statements that are subject to known and unknown risks and uncertainties, many of which are beyond our control. All statements other than statements of historical fact included in this presentation are forward-looking statements. Forward-looking statements appearing throughout this presentation include, without limitation, statements regarding our intentions, beliefs, assumptions or current expectations concerning, among other things, financial position; results of operations; cash flows; prospects; growth strategies or expectations; customer retention; the outcome (by judgment or settlement) and costs of legal, administrative or regulatory proceedings, investigations or inspections, including, without limitation, collective, representative or any other litigation; and the impact of prevailing economic conditions. You can identify forward-looking statements by the fact that they do not relate strictly to historical or current facts. These statements may include words such as “believes,” “expects,” “may,” “will,” “shall,” “should,” “would,” “could,” “seeks,” “aims,” “projects,” “is optimistic,” “intends,” “plans,” “estimates,” “anticipates” and other comparable terms. We caution you that forward-looking statements are not guarantees of future performance or outcomes and that actual performance and outcomes, including, without limitation, our actual results of operations, financial condition and liquidity, and the development of the market in which we operate, may differ materially from those made in or suggested by the forward-looking statements contained in this presentation. In addition, even if our results of operations, financial condition and cash flows, and the development of the market in which we operate, are consistent with the forward-looking statements contained in this presentation, those results or developments may not be indicative of results or developments in subsequent periods. A number of important factors, including, without limitation, the risks and uncertainties disclosed in the Company’s filings with the U.S. Securities and Exchange Commission, including but not limited to the Company’s most recent Annual Report on Form 10-K and reports on Form 10-Q and Form 8-K could cause actual results and outcomes to differ materially from those reflected in the forward-looking statements. Because of these risks, we caution that you should not place undue reliance on any of our forward-looking statements. New risks and uncertainties arise from time to time, and it is impossible for us to predict those events or how they may affect us. Further, any forward-looking statement speaks only as of the date on which it is made. We undertake no obligation to revise the forward-looking statements in this presentation after the date of this presentation. Market data and industry information used throughout this presentation are based on management’s knowledge of the industry and the good faith estimates of management. We also relied, to the extent available, upon management’s review of independent industry surveys, forecasts and publications and other publicly available information prepared by a number of third-party sources. All of the market data and industry information used in this presentation involves a number of assumptions and limitations which we believe to be reasonable, but you are cautioned not to give undue weight to such estimates. Although we believe that these sources are reliable, we cannot guarantee the accuracy or completeness of this information, and we have not independently verified this information. While we believe the estimated market position, market opportunity and market size information included in this presentation are generally reliable, such information, which is derived in part from management’s estimates and beliefs, is inherently uncertain and imprecise. Projections, assumptions and estimates of our future performance and the future performance of the industry in which we operate are subject to a high degree of uncertainty and risk due to a variety of factors, including those described above. These and other factors could cause results to differ materially from those expressed in our estimates and beliefs and in the estimates prepared by independent parties. This presentation should be read along with the historical financial statements of Atkore, including the most recent audited financial statements. Historical results may not be indicative of future results. We use non-GAAP financial measures to help us describe our operating and financial performance. These measures may include Adjusted EBITDA, Adjusted EBITDA margin (Adjusted EBITDA over Net sales), Net debt (total debt less cash and cash equivalents), Adjusted Net Income Per Diluted Share (also referred to as “Adjusted Diluted EPS”), Leverage ratio (net debt or total debt less cash and cash equivalents, over Adjusted EBITDA on trailing twelve month (“TTM”) basis), Free Cash Flow (net cash provided by operating activities less capital expenditures) and Return on Capital to help us describe our operating and financial performance. These non-GAAP financial measures are commonly used in our industry and have certain limitations and should not be construed as alternatives to net income, total debt, net cash provided by operating activities, return on assets, and other income data measures as determined in accordance with generally accepted accounting principles in the United States, or GAAP, or as better indicators of operating performance. These non-GAAP financial measures as defined by us may not be comparable to similarly-titled non-GAAP measures presented by other companies. Our presentation of such non-GAAP financial measures should not be construed as an inference that our future results will be unaffected by unusual or non-recurring items. See the appendix to this presentation for a reconciliation of the non-GAAP financial measures presented herein to the most comparable financial measures as determined in accordance with GAAP. Fiscal Periods - The Company has a fiscal year that ends on September 30th. It is the Company's practice to establish quarterly closings using a 4-5-4 calendar. The Company's fiscal quarters typically end on the last Friday in December, March and June. Cautionary Statements

3© Atkore Strong Start to FY 2024 1. See non-GAAP reconciliation in appendix. 447 511 841 834 798 Q1 2020 Q1 2021 Q1 2022 Q1 2023 Q1 2024 -4% 35 85 205 173 138 Q1 2020 Q1 2021 Q1 2022 Q1 2023 Q1 2024 -20% 78 137 293 264 214 Q1 2020 Q1 2021 Q1 2022 Q1 2023 Q1 2024 -19% 0.94 1.88 4.58 4.61 4.12 Q1 2020 Q1 2021 Q1 2022 Q1 2023 Q1 2024 -11% Net Sales $M Net Income $M Adjusted EBITDA1 $M Adjusted Diluted EPS1 $/share 0.71 1.75 4.32 4.20 3.61 Q1 2020 Q1 2021 Q1 2022 Q1 2023 Q1 2024 -14% Diluted EPS $/share Strong start to FY24 with organic volume up 13% Executing capital deployment model – deployed $44M in capital expenditures, declared first quarterly dividend payment of $0.32 per share, repurchased $96M in stock in Q1 2024 and have repurchased $23M in Q2 2024 Increasing FY 2024 Adjusted Diluted EPS Outlook to $16.50 – $17.50 Published 2023 Sustainability Report and continue to gain external recognition for our progress Business Update

4© Atkore Q1 Income Statement Summary 1. See non-GAAP reconciliation in appendix. 2. Adjusted EBITDA Margin is Adjusted EBITDA as a percentage of Net Sales. ($’s in millions) Q1 2024 Q1 2023 Y/Y Change Y/Y % Change Net Sales $798.5 $833.8 ($35.3) (4.2%) Operating Income $175.5 $231.6 ($56.1) (24.2%) Net Income $138.4 $173.5 ($35.1) (20.2%) Adjusted EBITDA1 $213.5 $263.8 ($50.3) (19.1%) Adjusted EBITDA Margin2 26.7% 31.6% (490 bps) - Tax Rate 17.5% 21.9% (440 bps) - Net Income Per Share (Diluted) $3.61 $4.20 ($0.59) (14.0%) Adjusted Diluted EPS1 $4.12 $4.61 ($0.49) (10.6%)

5© Atkore Consolidated Atkore Bridges 1. “Other” may include items such as F/X, M&A, productivity, investments, interest and tax rate. 2. See non-GAAP reconciliation in appendix. Adjusted EBITDA Bridge2 Net Sales BridgeQ1 2024 $106 $130 $15 $3 2023 Volume/Mix Price Solar Credit Other1 2024 $834M $798M $52 $130 $38 $4 $14 2023 Volume/Mix Price Cost Changes Solar Credit Other1 2024 $264M $214M Net Sales % Change $4.61 $4.12 $0.97 $0.08 $0.29 $0.11 2023 Quarterly Results Solar Credit Share Count Other1 2024 Adjusted Diluted EPS Bridge2 Volume/Mix +13% Price (16%) Solar Credit (2%) Other1 1% Total (4%)

Key Product Area Trends & Review

Atkore

FY 2024 YTD Net Sales by Key Product Area[1]		Volume/Mix % FY 2024 YTD vs. FY 2023 YTD	Product Area Review & Key Comments
Plastic Pipe, Conduit & Fittings	31%	+ HSD%	▲ Moderate year-over-year comparisons for PVC related products after channel inventory destocking in 1H 2023; solid growth expectations in FY 2024 ▲ Demand for HDPE telecom related products is challenged as the industry awaits rollout of government stimulus funding for broadband access
Metal Framing, Cable Management & Construction Services	22%	+ HSD%	▲ Growth led by megaprojects in the U.S. and internationally
Metal Electrical Conduit & Fittings	21%	+ DD%	▲ Strong start to FY 2024 ▲ Anticipate growth to moderate
Electrical Cable & Flexible Conduit	14%	+ MSD%	▲ Modest growth in alignment with expectations
Mechanical Tube & Other	12%	+ DD%	▲ Expecting very strong volume performance with solar -related product volumes continuing to ramp from our Hobart, Indiana facility
	$798M	+ 13%	

© Atkore

1. Sales of "Other Electrical products" and "Other Safety & Infrastructure products" have been allocated and included in the presentation of the product area groupings listed for presentation purposes.
Source: Management estimates.

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7© Atkore Segment Results $66 $114 $3 2023 Volume/Mix Price Other1 2024 $639M $594M Q1 Net Sales Bridge $41 $16 $15 2023 Volume/Mix Price Solar Credit $0 Other1 2024 $195M $205M Q1 Net Sales Bridge Electrical Safety & Infrastructure ($’s in millions) Q1 2024 Q1 2023 Y/Y Change Net Sales $593.7 $638.7 (7.1%) Adjusted EBITDA $204.4 $243.8 (16.2%) Adjusted EBITDA Margin 34.4% 38.2% (380 bps) ($’s in millions) Q1 2024 Q1 2023 Y/Y Change Net Sales $205.1 $195.3 5.1% Adjusted EBITDA $19.5 $33.4 (41.6%) Adjusted EBITDA Margin 9.5% 17.1% (760 bps) 1. “Other” may include items such as F/X, M&A, productivity, investments, interest and tax rate. Includes ~$7M related to start-up costs at our new Indiana facility

8© Atkore FY24 YTD Cash Bridge $M Cash & Balance Sheet Summary $158 $44 $96 $25 FY23 YE Cash Balance Cash Flow From Operating Activities Capital Expenditures Stock Repurchases Net Other Uses of Cash FY24 YTD Cash Balance $388M $381M Debt Maturity Profile $M $325 $373 $400 FY 2026 FY 2027 FY 2028 FY 2029 FY 2030 FY 2031 Undrawn Asset Based Loan Senior Secured Term Loan Senior Notes Atkore’s strong balance sheet enables continued execution of our capital deployment model with cash generated by the business.

9© Atkore 9 Atkore’s Board of Directors Declares First Quarterly Dividend Payment of $0.32 per share First dividend payment: First quarterly cash distribution of $0.32 per share to be paid on March 15, 2024, to stockholders of record on February 27, 2024 Strong past performance and future outlook: Decision supported by strong, sustained performance over a multi-year period and confidence in the future Balanced capital deployment: Quarterly dividend payments added to capital deployment model while maintaining share repurchase program to allow for continued flexibility FY 2024 Capital Deployment Update

10© Atkore Updated FY 2024 Outlook Outlook Summary 1. Reconciliations of the forward-looking quarterly and full-year 2024 outlook for Adjusted EBITDA and Adjusted Diluted EPS is not being provided as the Company does not currently have sufficient data to accurately estimate the variables and individual adjustments for such reconciliation. Accordingly, we are relying on the exception provided by Item 10(e)(1)(i)(B) of Regulation S-K to exclude these reconciliations. 2. Represents weighted-average shares outstanding in millions used in calculation of Adjusted Diluted EPS outlook. Outlook Items for Consolidated Atkore Q2 2024 Outlook FY 2024 Outlook Updates to FY 2024 Outlook Net Sales $775M – $815M $3.5B – $3.65B – Adjusted EBITDA1 $200M – $210M $900M – $950M – Adjusted Diluted EPS1 $3.50 – $3.70 $16.50 – $17.50 +$0.50 Interest Expense $38M – $42M – Tax Rate ~25% ~22% – 24% (200 bps) Capital Expenditures ~$200M – Stock Repurchases ≥$250M +$50M Diluted Shares Outstanding2 37M – 38M – Increasing FY 2024 Outlook for Adjusted Diluted EPS. Continue to expect low double digit percentage volume growth for FY 2024 driven by growth across all key product areas.

Buildings Need Electricity, Our Portfolio Delivers

Atkore

Portfolio of Electrical Infrastructure products support a broad range of construction projects and are installed at various stages throughout a project's lifecycle.

Meeting the growing electrical needs for: Industrial | Institutional | Utility | Commercial | Transportation | Residential

Over 90% of Atkore is "Electrical Infrastructure"

Example Electrical Conduit & Cable Products Include:

- PVC Conduit & Fittings
- Steel Conduit & Fittings
- Armored Cable
- Flexible & Liquidtight Conduit
- Fiberglass Conduit & Fittings
- HDPE Conduit



FY 2023
Net Sales
$3.5B
16%
Safety & Infrastructure – "Electrical Support"
76%
Electrical
Safety & Infrastructure – "All Other"

Example Electrical Support System Products Include:

- Metal Framing
- Solar Support
- Construction Services
- Wire Basket & Cable Tray
- Prefabricated Devices
- Sub-Station Protection & Security

© Atkore

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Product Portfolio Aligned to Strong Growth Trends

Atkore's business model is designed to succeed through fluctuations in various category end market demand, and our product portfolio is well-positioned with the projected growth in several end-markets.

Average Atkore Product Use & Anticipated Growth by End Market Category



Warehouse
Office
Multi-Family
Education
Lodging
Healthcare
Manufacturing
Data Center
Below Average
Average Use Density[1]
Above Average
2024-2028 Anticipated Growth[2]

- Dodge Construction Network expects growth in data centers, manufacturing, healthcare, lodging, education, and multi-family from 2024-2028.
- EC&M expects non-residential construction spend to remain healthy in 2024, driven by growth in manufacturing, hotels, healthcare and education.
- S&P Global reports that the software segment of the Generative AI movement is expected to grow approximately 10X over the next several years, which should drive additional demand for physical AI infrastructure, such as data centers.
- Major electrical contractors and global peers continue to report elevated backlogs at record, or near-record levels.

© Atkore

1. Atkore estimated analysis of electrical products installed per project type.
2. Atkore analysis based on expected change in total construction starts from industry sources such as Dodge Construction Network for 2019-2023 baseline compared to 2024-2028 projections.

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13© Atkore Appendix

14© Atkore Segment Information Three months ended December 29, 2023 December 30, 2022 (in thousands) Net sales Adjusted EBITDA Adjusted EBITDA Margin Net sales Adjusted EBITDA Adjusted EBITDA Margin Electrical $ 593,661 $ 204,360 34.4% $ 638,705 $ 243,836 38.2 % Safety & Infrastructure 205,127 19,512 9.5% 195,259 33,404 17.1 % Eliminations (306) (143) Consolidated operations $ 798,481 $ 833,821

15© Atkore Consolidated Atkore Inc. Adjusted Diluted EPS Reconciliation (Adjusted Net Income Per Diluted Share) Three months ended (in thousands, except per share data) December 29, 2023 December 30, 2022 December 24, 2021 December 25, 2020 December 27, 2019 Net income $ 138,381 $ 173,492 $ 204,843 $ 85,066 $ 34,790 Stock-based compensation 4,757 5,270 3,427 5,522 3,123 Intangible asset amortization 14,467 12,796 8,229 8,260 8,113 Other (a) 3,612 99 (643) (8,142) 2,836 Pre-tax adjustments to net income 22,836 18,165 11,013 5,640 14,072 Tax effect (5,709) (4,541) (2,753) (1,410) (3,518) Adjusted net income $ 155,508 $ 187,116 $ 213,103 $ 89,296 $ 45,344 Weighted-average diluted common shares outstanding 37,745 40,613 46,575 47,547 47,999 Net income per diluted share $ 3.61 $ 4.20 $ 4.32 $ 1.75 $ 0.71 Adjusted net income per diluted share $ 4.12 $ 4.61 $ 4.58 $ 1.88 $ 0.94 (a) Represents other items, such as inventory reserves and adjustments, loss on disposal of property, plant and equipment, insurance recovery related to damages of property, plant and equipment, loss on assets held for sale, release of indemnified uncertain tax positions and realized or unrealized gain (loss) on foreign currency impacts of intercompany loans and related forward currency derivatives.

16© Atkore Net Income to Adjusted EBITDA Reconciliation Consolidated Atkore Inc. Three months ended (in thousands) December 29, 2023 December 30, 2022 December 24, 2021 December 25, 2020 December 27, 2019 Net income $ 138,381 $ 173,492 $ 204,843 $ 85,066 $ 34,790 Interest expense, net 7,793 9,488 6,918 8,254 10,620 Income tax expense 29,272 48,559 56,975 26,964 7,340 Depreciation and amortization 29,020 25,967 20,046 19,044 18,730 Stock-based compensation 4,757 5,270 3,427 5,522 3,123 Other (a) 4,300 1,069 801 (7,860) 3,107 Adjusted EBITDA $ 213,523 $ 263,845 $ 293,010 $ 136,990 $ 77,710 (a) Represents other items, such as inventory reserves and adjustments, loss on disposal of property, plant and equipment, release of indemnified uncertain tax positions, gain on purchase of business, loss on assets held for sale, realized or unrealized gain (loss) on foreign currency impacts of intercompany loans and related forward currency derivatives, transaction and restructuring costs.

17© Atkore Trailing Twelve Month Adjusted EBITDA Consolidated Atkore Inc. TTM Three months ended (in thousands) December 29, 2023 December 29, 2023 September 30, 2023 June 30, 2023 March 31, 2023 Net income $ 654,788 $ 138,381 $ 140,925 $ 201,288 $ 174,194 Interest expense, net 33,538 7,793 8,588 8,682 8,475 Income tax expense 141,104 29,272 39,537 18,931 53,364 Depreciation and amortization 118,577 29,020 30,853 30,105 28,598 Stock-based compensation 20,587 4,757 3,001 5,966 6,863 Other (a) 23,210 4,300 9,074 5,289 4,547 Adjusted EBITDA $ 991,804 $ 213,523 $ 231,978 $ 270,262 $ 276,041 (a) Represents other items, such as inventory reserves and adjustments, loss on disposal of property, plant and equipment, release of indemnified uncertain tax positions, gain on purchase of business, loss on assets held for sale (includes loss on assets held for sale in Russia. See Note 11, “Goodwill and Intangible Assets” in the forms 10-Q filed August 8, 2023 and May 9, 2023 for additional information.), realized or unrealized gain (loss) on foreign currency impacts of intercompany loans and related forward currency derivatives, transaction and restructuring costs.

18© Atkore Total Debt to Net Debt Consolidated Atkore Inc. (in thousands) December 29, 2023 September 30, 2023 June 30, 2023 March 31, 2023 December 30, 2022 September 30, 2022 Long-term debt $ 763,225 $ 762,687 $ 762,149 $ 761,612 $ 761,074 $ 760,537 Total debt 763,225 762,687 762,149 761,612 761,074 760,537 Less cash and cash equivalents 380,922 388,114 317,809 354,342 307,827 388,751 Net debt $ 382,303 $ 374,573 $ 444,340 $ 407,270 $ 453,247 $ 371,786

19© Atkore Free Cash Flow Reconciliation Consolidated Atkore Inc. Three months ended (in thousands) December 29, 2023 December 30, 2022 Net cash provided by operating activities $ 158,106 $ 198,851 Capital expenditures (44,331) (35,006) Free cash flow $ 113,775 $ 163,845

20© Atkore Abbreviations listed in alphanumeric order Glossary of Terms Abbreviation Description 1H First Half 2H Second Half ABS Atkore Business System Adj. Adjusted AI Artificial Intelligence B Billion Capex Capital Expenditures DD% Double Digit Percentage EBITDA Earnings Before Interest, Taxes, Depreciation, & Amortization EPS Earnings Per Share Est. Estimated Excl. Excluding FX or F/X Foreign Exchange FY Fiscal Year GGAM Government Grant Accounting Model HDPE High Density Polyethylene HSD% High Single Digit Percentage IPO Initial Public Offering Abbreviation Description LDD% Low Double Digit Percentage LSD% Low Single Digit Percentage M Million M&A Mergers & Acquisitions MSD% Mid Single Digit Percentage PVC Polyvinyl Chloride Q1 First Quarter Q2 Second Quarter Q3 Third Quarter Q4 Fourth Quarter RSC Regional Service Center S&I Safety & Infrastructure TTM Trailing Twelve Months U.S. United States of America USD United States Dollar #X Number of Times YE Year End YTD Year to Date

21© Atkore atkore.com